UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2012

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34872	27-2481988
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Rexford Road

Suite 414

Charlotte, North Carolina 28211

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (704) 496-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On February 2, 2012, Campus Crest Communities, Inc. (the “Company”) and its operating partnership, Campus Crest Communities Operating Partnership, LP, entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule II therein, relating to the issuance and sale of 2,300,000 shares of the Company’s 8.00% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), including 300,000 shares of Series A Preferred Stock being issued and sold pursuant to the underwriters’ exercise in full of their overallotment option, at a public offering price of $25.00 per share. The offering is expected to close on February 9, 2012, subject to customary closing conditions.

The offering was made pursuant to a shelf registration statement declared effective by the Securities and Exchange Commission on December 8, 2011 (File No. 333-177646), a base prospectus, dated November 23, 2011, included as part of the registration statement, and a prospectus supplement, dated February 2, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 2, 2012, among the Company, Campus Crest Communities Operating Partnership, LP, and Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule II therein

5.1	Opinion of Saul Ewing LLP regarding legality of the shares

8.1	Opinion of DLA Piper LLP (US) regarding tax matters

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer, and Secretary

Dated: February 8, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 2, 2012, among the Company, Campus Crest Communities Operating Partnership, LP, and Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule II therein

5.1	Opinion of Saul Ewing LLP regarding legality of the shares

8.1	Opinion of DLA Piper LLP (US) regarding tax matters

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)